CIBC
18th Annual Healthcare
Conference
November 6, 2007

Statements made in this presentation may contain “forward-looking” information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its debt agreements; changes in Medicare and Medicaid reimbursements; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to integrate the operations of Harborside Healthcare Corporation; our ability to generate sufficient cash flow to operate our business; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our
Annual Report on Form 10-K/A for the year ended December 31, 2006 and other public filings made with the
Securities and Exchange Commission.
The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Furthermore, references to non-GAAP financial information and pro forma, normalized data contained herein are reconciled to comparable GAAP financial information in our earnings release dated August 1, 2007 which is available on our website at www.sunh.com and has been filed with the SEC in an 8K. Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW,
Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C.
20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.
Forward-Looking Statements

Investment Highlights
•

Attractive industry fundamentals and reimbursement
  outlook
•

Nationally diversified portfolio of facilities
•

Focus on high-acuity patients
•

Harborside acquisition creates one of the largest U.S.
  operators
•

Demonstrated integration track record
•

Strong financial performance and underlying asset
  coverage
•

Proven and experienced management team

15.9
16.0
16.1
16.3
16.5
16.7
16.9
17.0
17.3
17.1
16.7
16.4
15.0
15.5
16.0
16.5
17.0
17.5
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2006
2006
(in thousands)
Source: CMS
The long-term healthcare industry continues to grow due to demographic demand with limited construction of new inpatient facilities.
Source: US Census Bureau
(in millions)
7
4
6
10
15
21
1.5%
2.0%
2.2%
2.6%
3.9%
5.0%
0
5
10
15
20
2000A
2010E
2020E
2030E
2040E
2050E
0%
2%
4%
6%
8%
10%
85+ Population
% of Total Population
2005
Attractive Industry Demographics
Declining Number of
Nursing Facilities

•

Acquisition creates one of the largest
     long-term care operators in the U.S.
•

Strong asset base of 213 inpatient
     facilities across 25 states
•

High CON concentration provides
     barriers to entry
–

17 of 25 states
•

Significant facility ownership
–

82 Facilities (1) - 38%
•

Leverages existing Sun infrastructure
     to realize significant cost savings
(1) Includes exercise of Moffie and NHP purchase options.
Total:  $1,156.3 million
2007
2007
Pro Forma Nine Months
Pro Forma Nine Months
Inpatient Payor Mix
Inpatient Payor Mix
($ in millions)
Skilled
Mix
$393.1
Medicaid
$550.4
Private Pay
and Other
$212.8
 34%
 47.6%
18.4%
Sun Pro Forma for Harborside Acquisition

.
.
8
.
9

8
8

6
5
10
15
3
1
9
1
12
12
3
20
3
19
10
1
15
2
17
7
9
9
7
Existing Sun State
Harborside State
Overlapping State
#
Number of Facilities

24,426 Licensed Beds in 25 States
(1)

Includes the exercise of Harborside’s purchase options on the Moffie portfolio (five facilities) and the NHP portfolio (four facilities).

Medicare as a % of Revenue (2)
Inpatient Revenue Quality Mix (3)
Inpatient Revenue Per Patient Day
Occupancy (1)
(3) Quality mix includes all non-Medicaid inpatient revenues.
29.4%
28.8%
Q3 2006
Q3 2007
89.7%
89.3%
Q3 2006
Q3 2007
$365
$319
$157
50.3%
52.0%
Q3 2006
Q3 2007
(1) Occupancy  excludes hospitals
(2) Medicare as a % of Revenue includes Medicare and Hospice
Medicaid
$163
$156
$308
$391
Private and Other
(Percentages represent change from prior period)
2006  YTD
2007  YTD
89.5%
89.5%
2006 YTD
2007 YTD
28.9%
29.9%
51.2%
52.4%
2006 YTD
2007  YTD
Q3 2006
Q3 2007
$167
Managed Care/Comm
Medicare Part A
3.9%
3.7%
7.1%

7.3%
Improving Inpatient Performance Metrics
Pro Forma Sun with Harborside

.
SNFs- Lowest Cost Setting for
Rehab and Recovery
Comparison of per Case Rates

   SNF
IRF

LTAC

Tracheotomy with Vent

 $10,051
$26,051

$115,463

Respiratory with Vent

 7,897
26,051

74,689

Joint Replacement

 6,165
17,135

67,104

Hip Fracture

10,618
18,487

44,633

Stroke

 8,905
34,196

31,496

Average

$ 8,727

$24,384

$66,677

Source: Medpac

SNFs Are Lowest Cost Providers

32 Centers currently have RRS - 8 More Under Development
3rd Quarter 2007 Occupancy
3rd Quarter 2007 Rehab %
3rd Quarter 2007 ALOS

Centers
w/RRS units
All other centers
RRS units
All other centers

All
 Other
Centers
35
RRS
Units
29
Q3 ‘07
Q3 ‘07
Rehab Recovery Suites -Opportunity for Growth

89.2%
89.9%
89.0%
90.0%
Centers w/ACC
Units
All Other
Centers
Q3 ‘06
Q3 ‘07
Alzheimers Care Centers -
Another Opportunity
•

51 Centers currently have Alzheimer’s units - over 1929
   beds
•

93.0% Occupancy in the Alzheimer’s units

Harborside Integration Plan
•

Sun management has the experience and skill necessary to
    integrate large multi-facility acquisitions without
    disrupting existing operations
•

Acquisition of Harborside resulted in the establishment of a third reporting division with its own dedicated
    management
•

Identifiable cost saving opportunities of $12-15 million
•

Sun expects to realize approximately two-thirds of these
    net synergies over the first twelve months
•

YTD savings are $3.6 million

Q3’07	Q3’06	Q3’07 YTD	Q3’06 YTD	Q3’07	Q3’06	Q3’07 YTD	Q3’06 YTD
33	32	33	32	33	20	33	20
$31.9	$29.9	$93.9	$89.1	$28.3	$24.3	$84.1	$72.7
$1.8	$1.5	$5.8	$1.8	$2.5	$2.0	$6.3	$5.2
5.6%	5.1%	6.2%	2.0%	8.9%	8.2%	7.5%	7.2%
Specializes in temporary therapy,
pharmacy, physician, and nurse
staffing
Sun’s ancillary businesses are complementary to its core business
Description
Geography (states)
Gross Revenue
Margin
EBITDA
One of the largest contract
rehab companies, providing
physical, occupational and
speech rehab therapy services
Ancillary Businesses

Financial Performance

Actual Results

Pro Forma

 (Dollars in thousands)
Quarter Ended September 30,

Prior Yr Q3

2007

2006

2006

 Revenue
$ 439,570

$ 252,777

$ 416,724

 Depreciation and amortization
10,051

4,941

9,262

 Interest expense, net
14,841

4,697

8,670

 Income (loss) from continuing operations
5,145

(931)

3,389

 EBITDAR normalized
$ 54,156

$ 22,171

$ 45,789

    Margin - EBITDAR normalized
12.3%

8.8%

11.0%

 EBITDA normalized
$ 35,324

$ 8,834

$ 25,740

    Margin - EBITDA normalized
8.0%

3.5%

6.2%

 Income from continuing operations - normalized
$ 6,754

$ 426

$ 6,550

 Diluted earnings per share - normalized
$ 0.15

$ 0.01

$ 0.15

Sun Third Quarter 2007 Results

	Actual Results		Pro Forma Results
(Dollars in thousands)	Nine Months Ended Sep 30,		Nine Months Ended Sep 30,
	2007	2006	2007	2006
Revenue	$1,136,758	$ 746,461	$1,299,325	$ 1,226,473
Depreciation and amortization	23,643	11,497	28,396	24,561
Interest expense, net	28,901	14,140	33,546	24,871
Income from continuing operations	19,533	3,344	18,232	15,176
EBITDAR normalized	$ 134,245	$ 65,371	$ 154,801	$ 128,270
Margin - EBITDAR normalized	11.8%	8.8%	11.9%	10.5%
EBITDA normalized	$ 80,965	$ 26,558	$ 94,568	$ 67,030
Margin - EBITDA normalized	7.1%	3.6%	7.3%	5.5%
Income from continuing operations - normalized	$ 18,331	$ (414)	$ 21,143	$ 13,404
Diluted earnings per share - normalized	$ 0.43	$ (0.01)	$ 0.49	$ 0.31
Sun Third Quarter 2007 Results

	Restated		UPDATED
(Dollars in millions)	May 2007 Guidance		2007 Guidance
	Low	High	Low	High

Revenue	$ 1,556.0	$ 1,570.0	$ 1,578.0	$ 1,584.0
EBITDAR	179.0	185.0	189.0	191.0
EBITDA	107.0	113.0	116.0	120.0
Income from continuing operations	20.0	23.0	26.0	28.0
Diluted earnings per share	$ 0.45	$ 0.52	$ 0.59	$ 0.64
Diluted weighted average shares	44.0	44.0	44.0	44.0

EBITDAR margin	11.5%	11.8%	12.0%	12.1%

EBITDA margin	6.9%	7.2%	7.4%	7.6%
Sun 2007 Guidance

( $ In Millions)
		Sep. 30, 2007	Pro Forma Dec. 2007
Cash		$ 85.1 (1)	$ 54.1 (1)
Debt:
	Mortgage Debt	129.2	128.0
	Clipper Debt	49.6	49.6
	Senior Secured Debt	306.4	304.8
	Senior Secured Delayed Draw	35.0	25.0
	Subordinated Debt	200.0	200.0
	Other Long Term Debt	1.8	1.3
	Total Debt	722.0	708.7
	Net Debt	661.9	679.6
Normalized, Pro Forma LTM EBITDA		$ 120.8 (2)	$ 143.1 (3)
Debt/EBITDA		5.5/1	4.7/1
Pro Forma Capitalization Table
Note: (1) Assumes cash over $25 million used to pay off debt.(2) Excludes impact of Moffie and NHP. Includes $3.6 million in synergies. (3) Includes impact of Moffie $6 million and NHP $2.2 million, full impact of first synergies of $10 million and no additional draws on senior secured delayed draw facility should be necessary due to greater than expected cash flows from operations.

2007 / 2008
Key Focus Areas
•

Same store growth
•

Harborside integration
•

Development of hospice business
•

Infrastructure effectiveness
•

Debt pay down